UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2023

RPT Realty
(Exact name of registrant as specified in its Charter)

Maryland	1-10093	13-6908486
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

19 W 44th Street,	Suite 1002
New York,	New York	10036
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 221-1261

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Shares of Beneficial Interest, ($0.01 Par Value Per Share)	RPT	New York Stock Exchange
7.25% Series D Cumulative Convertible Perpetual Preferred Shares of Beneficial Interest ($0.01 Par Value Per Share)	RPT.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

As previously disclosed, on August 28, 2023, RPT Realty (“RPT” or the “Company”), RPT Realty, L.P., a Delaware limited partnership (“RPT OP”), Kimco Realty Corporation (“Kimco”), Kimco Realty OP, LLC, a Delaware limited liability company and wholly owned subsidiary of Kimco (“Kimco OP”), Tarpon Acquisition Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Kimco (“Merger Sub”), and Tarpon OP Acquisition Sub, LLC, a Delaware limited liability company and direct wholly owned subsidiary of Kimco OP (“OP Merger Sub”), entered in to a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, (i) OP Merger Sub will merge with and into RPT OP, with RPT OP surviving the partnership merger (the “Partnership Merger”), (ii) RPT will merge with and into Merger Sub (the “Company Merger” and, together with the Partnership Merger, the “Mergers”), with Merger Sub surviving the Company Merger as a wholly owned subsidiary of Kimco and (iii) immediately after the Company Merger, Kimco will contribute all outstanding membership interests of Merger Sub to Kimco OP. A definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) was filed with the Securities and Exchange Commission (the “SEC”) by RPT on November 9, 2023, in connection with, among other things, the Merger Agreement, the Mergers and the other transactions contemplated thereunder.

Certain Litigation

Since the filing of the Proxy Statement/Prospectus, purported holders of RPT common shares have filed three complaints against RPT and the members of the RPT board of trustees. Two complaints were filed in the United States District Court for the Eastern District of Michigan and are captioned McDaniels v. RPT Realty, et al., 2:23-cv-12891 (filed November 14, 2023) and Hamilton v. RPT Realty, et al., 2:23-cv-12916 (filed November 15, 2023) (the “Exchange Act Actions”). The Exchange Act Actions allege that the Proxy Statement/Prospectus filed by RPT in connection with the Mergers misrepresents and/or omits certain purportedly material information relating to RPT’s financial projections, the analyses performed by the financial advisor of RPT in connection with the Mergers, alleged potential conflicts of interest of RPT’s officers, directors, and advisors, and the events that led to the signing of the Merger Agreement. The Exchange Act Actions assert violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against all defendants (RPT and the members of the RPT board of trustees), and violations of Section 20(a) of the Exchange Act against the Company’s board of trustees. The Exchange Act Actions seek, among other things, an injunction enjoining the shareholder vote on the Mergers and the consummation of the Mergers unless and until certain additional information is disclosed to RPT shareholders; rescission and damages if the Mergers are consummated; costs of the action, including plaintiffs’ attorneys’ fees and experts’ fees; and other relief the court may deem just and proper.

One complaint was filed on November 15, 2023 in the New York Supreme Court for the County of Kings captioned Garfield v. Federico, et al., No. 533698/2023 (the “Garfield Action”). The Garfield Action additionally names Kimco as a defendant. The Garfield Action similarly alleges that the Proxy Statement/Prospectus filed by RPT in connection with the Mergers misrepresents and/or omits certain purportedly material information relating to the analyses performed by the financial advisor of RPT in connection with the Mergers, alleged potential conflicts of interest of RPT’s advisors, and the events that led to the signing of the Merger Agreement. The Garfield Action also alleges that the consideration for the Mergers is inadequate and that the process leading to the Mergers was inadequate. The Garfield Action asserts claims for breach of fiduciary duty against the RPT board of trustees related to the process leading to the Mergers, claims for failure to disclose all material information necessary to allow shareholders to make a fully informed decision on whether to approve the Mergers against RPT and the RPT board of trustees, claims for aiding and abetting breach of fiduciary duty against Kimco, and claims for negligent misrepresentation against all defendants. The Garfield Action seeks, among other things, an injunction enjoining the shareholder vote on the Mergers and the consummation of the Mergers unless and until certain additional information is disclosed to RPT shareholders; rescission and damages if the Mergers are consummated; costs of the action, including plaintiff’s attorneys’ fees and experts’ fees; and other relief the court may deem just and proper.

The Company cannot predict the outcome of any litigation or threatened litigation. The Company and the individual defendants intend to vigorously defend against the Exchange Act Actions and the Garfield Action and any subsequently filed similar actions. It is possible additional lawsuits may be filed against RPT, Kimco, and/or their respective boards between the date of this Current Report on Form 8-K and consummation of the Mergers. Absent new or significantly different allegations, the Company will not necessarily disclose such additional filings.

RPT believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with all applicable laws, and denies the allegations in the pending actions described above and believes they are without merit. Nevertheless, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its shareholders, RPT has determined voluntarily to supplement certain disclosures in the Proxy Statement/Prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the various litigation matters described above, or of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, RPT specifically denies all allegations in the various litigation matters that any additional disclosure was or is required or material.

SUPPLEMENTAL DISCLOSURES

The following supplemental disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. The inclusion in this supplement to the Proxy Statement/Prospectus of certain information should not be regarded as an indication that any of RPT or its affiliates, officers, trustees or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. For clarity, new text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with bold, underlined text.

The disclosure under the heading “Background of the Mergers” is hereby amended and supplemented by replacing the third full paragraph on page 37 of the Proxy Statement/Prospectus in its entirety with the following:

During this April 2023 to July 2023 period, RPT and its advisors negotiated and RPT entered into 17 confidentiality agreements including customary non-disclosure provisions. Sixteen of the confidentiality agreements, including a confidentiality agreement with Kimco, also contained a “standstill” provision prohibiting the counterparty from, among other things, acquiring any, or proposing any merger, tender offer or other similar transaction regarding, equity securities of RPT, for a period of at least nine months from the date of the respective confidentiality agreement unless otherwise agreed in writing by RPT. The only confidentiality agreement that did not include a standstill was with a counterparty that communicated that it was only interested in one of the Sub-Portfolios. None of the confidentiality agreement standstill provisions contained “don’t ask, don’t waive” provisions. Shortly after execution of each respective confidentiality agreement, all counterparties were granted access to virtual data rooms, which contained select diligence materials.

The disclosure under the heading “Discounted Cash Flow Analysis” is hereby amended and supplemented by replacing the final full paragraph on page 50 of the Proxy Statement/Prospectus in its entirety with the following:

Lazard performed a discounted cash flow analysis of RPT based on the estimated present value of (i) the standalone unlevered, after-tax free cash flows that RPT was forecasted to generate during period from January 1, 2024 through December 31, 2027, based on the RPT Forecasts, and (ii) the terminal value for RPT. Lazard calculated the terminal value for RPT using terminal earnings before interest, taxes, depreciation and amortization (which we refer to as “EBITDA”) multiples ranging from 12.0x to 14.0x, which were selected by Lazard using its professional judgment and expertise by reference to historical EBITDA multiples calculated for RPT as well as various selected companies, applied to RPT’s estimated terminal year 2028 EBITDA, as adjusted, based on the RPT Forecasts. Lazard discounted the forecasted unlevered, after-tax free cash flows and range of terminal values to present value (as of December 31, 2023) using discount rates ranging from 9.1% to 11.1% which were chosen by Lazard using its professional judgment and expertise based upon its analysis of RPT’s weighted average cost of capital (determined using the capital asset pricing model and based on considerations that Lazard deemed relevant in its professional judgment and experience, taking into account certain financial metrics, including capital structure, betas for a comparable group of companies and market risk).

The disclosure under the heading “Discounted Cash Flow Analysis” is hereby amended and supplemented by replacing the first full paragraph on page 51 of the Proxy Statement/Prospectus in its entirety with the following:

This analysis indicated the following implied equity value reference range per RPT common share, based on approximately 88.6 million RPT common shares, which was the number of fully diluted RPT common shares outstanding provided by RPT management (assuming that approximately 7.0 million RPT Series D Preferred Shares remained outstanding) as compared to the closing price of RPT common shares on August 25, 2023 and the following implied values of the common share consideration (each calculated as the exchange ratio of 0.6049x multiplied by a reference price per share of Kimco common stock, as indicated below):

The disclosure under the heading “Selected Publicly Traded Companies Analysis” is hereby amended and supplemented by replacing the list following the second full paragraph on page 51 of the Proxy Statement/Prospectus in its entirety with the following:

Company	2023 Price/FFO Multiple	2024 Price/FFO Multiple	2023 Price/AFFO Multiple	2024 Price/AFFO Multiple
SITE Centers Corp.	11.2x	10.8x	15.9x	15.0x
Acadia Realty Trust	11.2x	11.5x	14.7x	14.9x
Urban Edge Properties	13.0x	12.4x	19.3x	17.5x
Retail Opportunity Investments Corp.	12.3x	11.8x	16.2x	15.5x
Saul Centers, Inc.	11.7x	11.2x	15.5x	13.6x
InvenTrust Properties Corp.	13.9x	13.1x	16.9x	16.0x
Whitestone REIT	10.5x	9.2x	13.4x	12.0x

The disclosure under the heading “Selected Precedent Transactions Analysis” is hereby amended and supplemented by replacing the chart following the first full paragraph on page 52 of the Proxy Statement/Prospectus in its entirety with the following:

Announcement Date	Acquiror	Target	NTM Price/FFO Multiple
May 2023	Regency Centers Corporation	Urstadt Biddle Properties Inc.	12.5x
March 2022	Wheeler Real Estate Investment Trust, Inc. and DRA / KPR Joint Venture	Cedar Realty Trust, Inc.	11.6x
July 2021	Kite Realty Group Trust	Retail Properties of America, Inc.	14.4x
April 2021	Kimco Realty Corporation	Weingarten Realty Investors	17.4x
December 2015	Funds managed by DRA Advisors LLC	Inland Real Estate Corporation	10.5x

The disclosure under the heading “Selected Precedent Transactions Analysis” is hereby amended and supplemented by replacing final paragraph beginning on page 52 of the Proxy Statement/Prospectus in its entirety with the following:

Based on its professional judgment after taking into account, among other things, such observed multiples for each of the selected transactions, Lazard selected a NTM Price/FFO multiple reference range of 11.0x to 15.9x and applied this multiple reference range to RPT’s estimated FFO per common share for the twelve-month period commencing on July 1, 2023 of approximately $1.00 per common share, based on the RPT Forecasts. This analysis indicated the following implied equity value reference range per RPT common share, as compared to the closing price of RPT common shares on August 25, 2023 and the following implied values of the common share consideration (each calculated as the exchange ratio of 0.6049x multiplied by a reference price per share of Kimco common stock, as indicated below):

The disclosure under the heading “Miscellaneous” is hereby amended and supplemented by replacing the first full paragraph on page 53 of the Proxy Statement/Prospectus in its entirety with the following:

In connection with Lazard’s services as financial advisor to RPT in connection with the mergers, RPT agreed to pay Lazard a fee for such services estimated, based on information available on August 25, 2023, to be approximately $18.2 million, $2.5 million of which was payable upon Lazard rendering its opinion, $2.0 million of which was payable upon announcement of the mergers, and the remainder of which is contingent on the consummation of the mergers. RPT has also agreed to reimburse Lazard for certain expenses incurred in connection with Lazard’s engagement and to indemnify Lazard and certain related persons under certain circumstances against various liabilities that may arise from or be related to Lazard’s engagement, including certain liabilities under U.S. federal securities laws. Lazard in the past has provided and in the future may provide certain investment banking services to Kimco, for which Lazard has received and may receive compensation, including, during the two years prior to the date of its opinion, having advised Kimco in connection with a potential transaction that was not consummated, and with respect to its merger with Weingarten Realty Investors which closed in August 2021. Lazard has not received or earned any compensation from Kimco during the two years prior to the date of its opinion. Lazard has not received any other fees for providing financial advisory services to RPT or Kimco or an entity known by Lazard to be an affiliate of RPT or Kimco during the two years prior to the date of its opinion.

—END OF SUPPLEMENT TO PROXY STATEMENT/PROSPECTUS—

Forward Looking Statements

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. RPT intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with the safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe RPT’s future plans, strategies and expectations, are generally identifiable by use of the words “believe,” “expect,” “intend,” “commit,” “anticipate,” “estimate,” “project,” “will,” “target,” “plan,” “forecast” or similar expressions. Forward-looking statements regarding Kimco and RPT, include, but are not limited to, statements related to the anticipated acquisition of RPT by Kimco and the anticipated timing and benefits thereof and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which, in some cases, are beyond RPT’s and Kimco’s control and could materially affect actual results, performances or achievements. Factors which may cause actual results to differ materially from current expectations include, but are not limited to, risks and uncertainties associated with: RPT’s and Kimco’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary RPT shareholder approval and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of RPT and Kimco management from ongoing business operations; failure to realize the expected benefits of the proposed transaction; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the ability to successfully integrate the operations of RPT and Kimco following the closing of the transaction and the risk that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the proposed transaction; effects relating to the announcement of the proposed transaction or any further announcements or the consummation of the proposed transaction on the market price of RPT’s common shares or Kimco’s common stock or on each company’s respective relationships with tenants, employees and third-parties; the ability to attract, retain and motivate key personnel; the possibility that, if Kimco does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Kimco’s common stock could decline; general adverse economic and local real estate conditions; the impact of competition, including the availability of suitable acquisition, disposition, development and redevelopment opportunities; adverse changes in the financial condition of joint venture partner(s) or major tenants, including as a result of bankruptcy, insolvency or a general downturn in their business; the potential impact of e-commerce and other changes in consumer buying practices, and changing trends in the retail industry and perceptions by retailers or shoppers, including safety and convenience; disruptions and increases in operating costs due to inflation and supply chain issues; risks associated with the development of properties; changes in governmental laws and regulations, including, but not limited to changes in data privacy, environmental (including climate change), safety and health laws; impairment charges; criminal cybersecurity attacks disruption, data loss or other security incidents and breaches; impact of natural disasters and weather and climate-related events; pandemics or other health crises, such as COVID-19; financing risks, such as the inability to obtain equity, debt or other sources of financing or refinancing on favorable terms or at all; the level and volatility of interest rates; changes in dividend rates or the ability to pay dividends at current levels; RPT’s and Kimco’s ability to continue to maintain their respective status as a REIT for United States federal income tax purposes and potential risks and uncertainties in connection with their respective UPREIT structure; and the other risks and uncertainties affecting RPT and Kimco, including those described from time to time under the caption “Risk Factors” and elsewhere in RPT’s and Kimco’s SEC filings and reports, including RPT’s Annual Report on Form 10-K for the year ended December 31, 2022, Kimco’s Annual Report on Form 10-K for the year ended December 31, 2022, and future filings and reports by either company. Moreover, other risks and uncertainties of which RPT or Kimco are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by RPT or Kimco on their respective websites or otherwise. Neither RPT nor Kimco undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Important Additional Information and Where to Find It

In connection with the proposed Mergers, Kimco has filed with the SEC a registration statement on Form S-4 to register the shares of Kimco common stock, Kimco preferred stock and depositary shares in respect thereof to be issued in connection with the proposed Mergers. The registration statement has been declared effective. The registration statement includes a proxy statement/prospectus that has been sent to the shareholders of RPT seeking their approval of certain merger-related proposals. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT RPT, KIMCO AND THE PROPOSED MERGERS.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from RPT at its website, www.rptrealty.com or from Kimco at its website, www.kimcorealty.com. Documents filed with the SEC by RPT will be available free of charge by accessing RPT’s website at www.rptrealty.com under the heading Investors or, alternatively, by directing a request to RPT at invest@rptrealty.com or 19 West 44th Street, Suite 1002, New York, NY 10036, telephone: (212) 221-7139, and documents filed with the SEC by Kimco will be available free of charge by accessing Kimco’s website at www.kimcorealty.com under the heading Investors or, alternatively, by directing a request to Kimco at ir@kimcorealty.com or 500 North Broadway, Suite 201, Jericho, NY 11753, telephone: (516) 869-9000.

Participants in the Solicitation

RPT and Kimco and certain of their respective trustees, directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of RPT in respect of the proposed Mergers under the rules of the SEC. Information about RPT’s trustees and executive officers is available in the Proxy Statement/Prospectus and RPT’s proxy statement dated March 16, 2023 for its 2023 Annual Meeting of Shareholders. Information about Kimco’s directors and executive officers is available in Kimco’s proxy statement dated March 15, 2023 for its 2023 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC regarding the proposed Mergers. Investors should read the Proxy Statement/Prospectus carefully before making any voting or investment decisions. You may obtain free copies of these documents from RPT or Kimco using the sources indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RPT REALTY

Date:	December 1, 2023	By: /s/ MICHAEL P. FITZMAURICE
Michael P. Fitzmaurice
Executive Vice President and Chief Financial Officer